SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 10, 2000
                                                        ------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-25691                       13-4051921
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events
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     (A)  On May 10, 2000, NTL  Incorporated  ("NTL"),  Cable & Wireless plc
          and Cable & Wireless Communications plc announced that the Secretary of State for Trade and Industry had approved France Telecom S.A.'s investment in NTL without referral to the Competition Committee;

     (B) On May 15, 2000, NTL Incorporated ("NTL") and Diva Systems Corporation ("DIVA") announced that NTL made a $6 million equity investment in DIVA;

     (C) On May 15, 2000, NTL Incorporated ("NTL") announced its first quarter results for the quarter ended March 31, 2000.



Item 7.   Financial Statements and Exhibits
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          Exhibits

     99.1 Press release, issued May 10, 2000

     99.2 Press release, issued May 15, 2000

     99.3 Press release, issued May 15, 2000

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   EVP-General Counsel


Dated: May 15, 2000